Exhibit 77Q1 (a) - Amendment to the Articles Supplementary of the Registrant, dated May 9, 2007, filed via EDGAR with Registration
Statement No. 18. on Form N-2 (File No. 811-04739) on May 14, 2007 and incorporated herein by reference.

Exhibit 77Q1 (e) - Amended and Restated Servicing Agreement, dated February 2, 2007, between Zweig Consulting LLC and Phoenix Zweig Advisers LLC, filed via EDGAR with Registration Statement No. 18. on Form N-2 (File No. 811-04739) on May 14, 2007 and incorporated herein by reference.